UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09375
                                   811-09633

Name of Fund: BlackRock Global Financial Services Fund, Inc.
              Global Financial Services Master Trust

Fund Address: P.O. Box 9011 Princeton,
              NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/07

Date of reporting period: 10/01/06 - 03/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Global Financial                                             BLACKROCK
Services Fund, Inc.

SEMI-ANNUAL REPORT
MARCH 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Global Financial Services Fund, Inc.

Officers and Directors/Trustees

Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Director/Trustee of BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust. The Fund's/Trust's Board of Directors/Trustees wishes Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund/Trust. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund/Trust. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


2       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

A Letter to Shareholders

Dear Shareholder

For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended March 31, 2007:

Total Returns as of March 31, 2007                                               6-month      12-month
======================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                      + 7.38%      +11.83%
------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                     +11.02       + 5.91
------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                +14.85       +20.20
------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                              + 2.76       + 6.59
------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                   + 1.93       + 5.43
------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                                + 7.59       +11.82
------------------------------------------------------------------------------------------------------

If recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of "What's Ahead in 2007: First Quarter Update," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                             Sincerely,


                                             /s/ Robert C. Doll, Jr.

                                             Robert C. Doll, Jr.
                                             Fund President and Director/Trustee


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       3

A Discussion With Your Fund's Portfolio Manager

      We continued to diversify the Fund geographically while also reducing exposure to more interest-rate-sensitive subsectors within the financials industry.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2007, BlackRock Global Financial Services Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +8.68%, +8.53%, +8.18%, +8.07% and +8.36%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund's results were competitive with the +8.39% return of the Morgan Stanley Capital International
(MSCI) World Financials Index, but lagged the +11.07% return of the MSCI World Index for the six-month period, as the financials sector was the third-worst performer in the broader index.

During the six-month period, the main driver of Fund performance was an allocation to options on positions in The Goldman Sachs Group, Inc. and The Bear Stearns Cos., Inc. within the capital markets subsector. This strategy added over 300 basis points (3%) to performance relative to the MSCI World Financials Index. An underweight position and strong stock selection in commercial banks also contributed positively to performance, led by shares of Shinhan Financial Group Co. Ltd., Kookmin Bank, Mitsubishi UFJ Financial Group, Inc. and Hana Financial Holdings. On an absolute basis, the insurance subsector contributed 180 basis points to Fund performance, while the real estate management & development subsector added over 150 basis points for the semi-annual period.

The Fund's exposure to real estate investment trusts (REITs) and thrifts & mortgage finance weighed on relative returns given the continued weakness in the U.S. housing market. Stock selection in diversified financial services also detracted somewhat from performance relative to the benchmark financials index.

What changes were made to the Portfolio during the period?

We continued the repositioning that was started near the end of the last fiscal year with the intention of further risk reduction and geographic diversification within the Portfolio. We increased our commercial bank exposure, primarily in Europe and Asia, with new positions in Shinhan Financial Group, Banco Santander Central Hispano SA, Kookmin Bank, Sumitomo Mitsui Financial Group, Inc., BNP Paribas SA and Mitsubishi UFJ Financial Group. The Portfolio's exposure to capital markets also was increased with the addition of asset management companies Julius Baer Holdings AG and Franklin Resources, Inc.

The Portfolio's allocation to the thrifts & mortgage finance subsector was increased with new positions in Fannie Mae and Countrywide Financial Corp., although the Portfolio no longer has exposure to the troubled monoline subprime mortgage companies, such as New Century Mortgage Corp., Accredited Mortgage Corp. and Fremont General Corp., all of which were sold last year. Having said that, Countrywide Financial does some subprime originations (generally around 8%
- 10% of originations) in its mortgage bank, which represent about one-half of earnings. Securities firms in the Portfolio, such as Lehman Brothers and Bear Stearns, also originate, securitize and trade subprime mortgages and securities as part of their well-diversified business mix.

The Portfolio's exposure to the real estate management & development subsector was increased slightly, primarily in China/Hong Kong, where we believe the property development sector is attractive despite attempts by the government to slow housing appreciation. We significantly reduced the Portfolio's exposure to mortgage REITs. Insurance sector exposure also was reduced, although we did initiate a new position in AXA SA. Finally, we took profits on our Goldman Sachs options prior to the downturn in capital markets performance near the middle of the period.

From a geographic standpoint, we increased the Portfolio's exposure to Europe and Asia, while reducing exposure to the United States. In Europe, we added to commercial banks with new positions in Banco Santander Central Hispano SA, BNP Paribas SA, Erste Bank der Oesterreichischen Sparkassen AG and increased our existing holding in Barclays Plc. Likewise, we added to our European insurance weighting with the aforementioned position in AXA, and to asset management companies with the aforementioned new position in Julius Baer Holding. We added to positions in Europe for some time with the intent of further diversifying the Portfolio's portfolio. In our view, an underweight position in Europe is not warranted given the up-tick in growth we have seen there. We believe growth in Europe should be at least as good as in the United States, if not better. In addition, we do not expect


4       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007
margin compression to be as difficult as it could be in the United States. We anticipate loan growth and deposit growth that is better than we have seen in the United States, with better net interest margins. We also see more growth opportunities in consumer lending in Europe.

In Asia, we have been adding to the Portfolio's positions in commercial banks in Japan and South Korea. In Japan, we believe further interest rate increases this year, which are still possible, would be good for that nation's banks. The Portfolio's overweight position in South Korean banks and insurance companies, while materially reduced, remains significant, as we continue to see value in their combination of high profitability, high growth and relatively low valuations. In our view, the valuations and business prospects of these companies remain more attractive than most alternatives in both developed and emerging markets, especially since it presently appears that South Korea's central bank is done raising interest rates. The Portfolio's reduced exposure to the United States has funded our repositioning elsewhere in the world.

How would you characterize the Portfolio's position at the close of the period?

The Portfolio ended the period underweight in commercial banks, primarily in the United States. This reflects our negligible exposure to regional or community banks, which are more susceptible to interest rate movements or inversions of the yield curve. Most of the commercial bank exposure in the Portfolio is overseas. The Portfolio ended the period overweight in securities firms, diversified financial services with large capital markets businesses, and insurance. We believe the diversified financial services companies are not as tied to interest rate changes because many of them have large capital markets businesses. We also believe the diversified financial services and insurance sectors are undervalued versus other opportunities in the financials sector. Additionally, the Portfolio ended the period overweight in real estate management & development, based on our belief that the property development sector in China and Hong Kong is attractive. The Portfolio had an underweight position at period-end in the mortgage REIT sector given the continued weakness in the United States housing market. The Portfolio's commitment to stocks outside of the financial sector has been almost entirely eliminated.

From a geographic standpoint, the Portfolio ended the period overweight in Asia ex-Japan, primarily due to the South Korean overweight. The Portfolio had a neutral weighting in Japan compared to the MSCI World Financials Index and was underweight in Europe, although much less so than at the beginning of the period. We do not want to be materially underweight in Europe, as we prefer the opportunities we are seeing there. Having said that, it will take time to significantly change the Portfolio's weighting in Europe, as we are being selective in our stock-selection process. We will continue to move money out of the United States and into Europe and Asia as we continue to research opportunities to diversify the portfolio geographically.

Finally, in our view, larger cap financial stocks still appear to be undervalued and more attractive than their small- to mid-cap counterparts and, as such, should experience good earnings growth and multiple expansion going forward.

Jacob L. Silady
Portfolio Manager

April 11, 2007


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                    6-Month         12-Month     Since Inception
As of March 31, 2007             Total Return     Total Return     Total Return
================================================================================
Institutional Shares*               + 8.68%         + 0.25%          +179.33%
--------------------------------------------------------------------------------
Investor A Shares*                  + 8.53            0.00           +174.22
--------------------------------------------------------------------------------
Investor B Shares*                  + 8.18          - 0.71           +159.23
--------------------------------------------------------------------------------
Investor C Shares*                  + 8.07          - 0.80           +158.98
--------------------------------------------------------------------------------
Class R Shares*                     + 8.36          - 0.24           +170.71
--------------------------------------------------------------------------------
MSCI World Index**                  +11.07          +15.44           + 26.12
--------------------------------------------------------------------------------
MSCI World Financials Index***      + 8.39          +15.06           + 74.04
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 11/26/99.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. Since inception total return is from 11/26/99.
*** This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This secor contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment and real estate including REITs. Since inception total return is from 11/30/99.


6       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

Performance Data (concluded)

Global Financial Services
BlackRock Global Financial Services Fund, Inc. -- EDGAR

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B, Investor C and Class R Shares compared to growth of an investment in the MSCI World Index and the MSCI World Financial Index. Values are from November 26, 1999 to March 2007:

                    MSCI World
                 Institutional       Investor A       Investor B       Investor C          Class R       MSCI World       Financial
                      Shares*+         Shares*+         Shares*+         Shares*+         Shares*+          Index++        Index+++
11/26/99**             $10,000          $ 9,475          $10,000          $10,000          $10,000          $10,000         $10,000
3/00                   $10,250          $ 9,702          $10,220          $10,220          $10,233          $10,705         $10,002
3/01                   $11,498          $10,859          $11,342          $11,342          $11,422          $ 8,018         $ 9,794
3/02                   $12,678          $11,948          $12,377          $12,376          $12,531          $ 7,693         $ 9,383
3/03                   $ 9,787          $ 9,202          $ 9,457          $ 9,456          $ 9,662          $ 5,820         $ 7,175
3/04                   $17,882          $16,764          $17,106          $17,098          $17,599          $ 8,373         $11,221
3/05                   $20,250          $18,930          $19,181          $19,165          $19,827          $ 9,257         $12,137
3/06                   $27,865          $25,983          $26,109          $26,105          $27,136          $10,926         $15,126
3/07                   $27,933          $25,982          $25,923          $25,898          $27,071          $12,612         $17,404

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in a portfolio of common stocks of financial services companies that Fund management believes have the potential to increase in value.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment and real estate including REITs. The starting date for the Index in the Institutional, Investor A, Investor B, Investor C and Class R Shares' graph is 11/30/99.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                          Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 3/31/07                                                   + 0.25%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                                                 +17.12
--------------------------------------------------------------------------------
Inception (11/26/99) through 3/31/07                                     +15.01
--------------------------------------------------------------------------------

                                                 Return Without     Return With
                                                  Sales Charge     Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 3/31/07                                0.00%           - 5.25%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                            +16.81            +15.56
--------------------------------------------------------------------------------
Inception (11/26/99) through 3/31/07                +14.72            +13.88
--------------------------------------------------------------------------------

                                                    Return             Return
                                                 Without CDSC       With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 3/31/07                              - 0.71%           - 4.98%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                            +15.93            +15.71
--------------------------------------------------------------------------------
Inception (11/26/99) through 3/31/07                +13.85            +13.85
--------------------------------------------------------------------------------

                                                    Return             Return
                                                 Without CDSC       With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 3/31/07                              - 0.80%           - 1.74%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                            +15.91            +15.91
--------------------------------------------------------------------------------
Inception (11/26/99) through 3/31/07                +13.83            +13.83
--------------------------------------------------------------------------------

                                                                          Return
================================================================================
Class R Shares
================================================================================
One Year Ended 3/31/07                                                   - 0.24%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                                                 +16.65
--------------------------------------------------------------------------------
Inception (11/26/99) through 3/31/07                                     +14.52
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2006 and held through March 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                                    Expenses Paid
                                                                      Beginning                Ending             During the Period*
                                                                    Account Value           Account Value          October 1, 2006
                                                                   October 1, 2006         March 31, 2007         to March 31, 2007
====================================================================================================================================
Actual
====================================================================================================================================
Institutional                                                          $1,000               $   1,086.80               $    7.39
------------------------------------------------------------------------------------------------------------------------------------
Investor A                                                             $1,000               $   1,085.30               $    8.68
------------------------------------------------------------------------------------------------------------------------------------
Investor B                                                             $1,000               $   1,081.80               $   12.61
------------------------------------------------------------------------------------------------------------------------------------
Investor C                                                             $1,000               $   1,080.70               $   12.66
------------------------------------------------------------------------------------------------------------------------------------
Class R                                                                $1,000               $   1,083.60               $   10.03
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Institutional                                                          $1,000               $   1,017.82               $    7.14
------------------------------------------------------------------------------------------------------------------------------------
Investor A                                                             $1,000               $   1,016.57               $    8.40
------------------------------------------------------------------------------------------------------------------------------------
Investor B                                                             $1,000               $   1,012.78               $   12.19
------------------------------------------------------------------------------------------------------------------------------------
Investor C                                                             $1,000               $   1,012.73               $   12.24
------------------------------------------------------------------------------------------------------------------------------------
Class R                                                                $1,000               $   1,015.28               $    9.70
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Institutional, 1.67% for Investor A, 2.43% for Investor B, 2.44% for Investor C and 1.93% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

Statement of Assets and Liabilities
                                  BlackRock Global Financial Services Fund, Inc.

As of March 31, 2007 (Unaudited)
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
             Investment in Global Financial Services Portfolio (the "Portfolio"), at value
               (identified cost -- $75,653,717) ........................................................               $94,736,741
             Prepaid expenses and other assets .........................................................                    78,028
                                                                                                                       -----------
             Total assets ..............................................................................                94,814,769
                                                                                                                       -----------

==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
             Payables:
                 Other affiliates ...................................................................... $    74,543
                 Distributor ...........................................................................      46,657
                 Administrative fees ...................................................................      27,086
                                                                                                         -----------
             Total liabilities .........................................................................                   148,286
                                                                                                                       -----------

==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
             Net assets ................................................................................               $94,666,483
                                                                                                                       ===========

==================================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------------
             Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .......               $   100,021
             Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..........                   146,222
             Investor B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..........                   160,376
             Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..........                   136,835
             Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .............                    43,997
             Paid-in capital in excess of par ..........................................................                62,192,795
             Undistributed investment income -- net .................................................... $    26,334
             Undistributed realized capital gains allocated from the Portfolio -- net ..................  12,776,879
             Unrealized appreciation allocated from the Portfolio -- net ...............................  19,083,024
                                                                                                         -----------
             Total accumulated earnings -- net .........................................................                31,886,237
                                                                                                                       -----------
             Net Assets ................................................................................               $94,666,483
                                                                                                                       ===========

==================================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------------
             Institutional -- Based on net assets of $16,374,011 and 1,000,208 shares outstanding ......               $     16.37
                                                                                                                       ===========
             Investor A -- Based on net assets of $23,792,751 and 1,462,219 shares outstanding .........               $     16.27
                                                                                                                       ===========
             Investor B -- Based on net assets of $25,700,414 and 1,603,760 shares outstanding .........               $     16.03
                                                                                                                       ===========
             Investor C -- Based on net assets of $21,776,526 and 1,368,347 shares outstanding .........               $     15.91
                                                                                                                       ===========
             Class R -- Based on net assets of $7,022,781 and 439,972 shares outstanding ...............               $     15.96
                                                                                                                       ===========

      See Notes to Financial Statements.


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       9

Statement of Operations           BlackRock Global Financial Services Fund, Inc.

For the Six Months Ended March 31, 2007 (Unaudited)
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
             Investment income allocated from the Portfolio:
                 Dividends .............................................................................               $ 1,002,776
                 Interest from affiliates ..............................................................                    90,111
                 Securities lending -- net .............................................................                     7,949
                 Expenses ..............................................................................                  (337,600)
                                                                                                                       -----------
             Total income ..............................................................................                   763,236
                                                                                                                       -----------

==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
             Administration fees ....................................................................... $   169,816
             Service and distribution fees -- Investor B ...............................................     137,513
             Service and distribution fees -- Investor C ...............................................     112,977
             Registration fees .........................................................................      30,304
             Printing and shareholder reports ..........................................................      29,856
             Transfer agent fees -- Investor B .........................................................      29,497
             Service fees -- Investor A ................................................................      29,375
             Transfer agent fees -- Investor C .........................................................      24,679
             Transfer agent fees -- Investor A .........................................................      24,148
             Transfer agent fees -- Institutional ......................................................      17,481
             Professional fees .........................................................................      16,254
             Service and distribution fees -- Class R ..................................................      16,087
             Transfer agent fees -- Class R ............................................................       6,621
             Other .....................................................................................       7,513
                                                                                                         -----------
             Total expenses ............................................................................                   652,121
                                                                                                                       -----------
             Investment income -- net ..................................................................                   111,115
                                                                                                                       -----------

==================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio -- Net
----------------------------------------------------------------------------------------------------------------------------------
             Realized gain (loss) on:
                 Investments -- net ....................................................................  15,425,141
                 Foreign currency transactions -- net ..................................................     (20,763)   15,404,378
                                                                                                         -----------
             Change in unrealized appreciation/depreciation on:
                 Investments -- net ....................................................................  (7,689,115)
                 Foreign currency transactions -- net ..................................................       4,063    (7,685,052)
                                                                                                         -------------------------
             Total realized and unrealized gain -- net .................................................                 7,719,326
                                                                                                                       -----------
             Net Increase in Net Assets Resulting from Operations ......................................               $ 7,830,441
                                                                                                                       ===========

      See Notes to Financial Statements.


10       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

Statements of Changes in Net Assets
                                  BlackRock Global Financial Services Fund, Inc.

                                                                                                         For the Six
                                                                                                         Months Ended   For the
                                                                                                          March 31,    Year Ended
                                                                                                            2007      September 30,
Increase (Decrease) in Net Assets:                                                                       (Unaudited)      2006
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
             Investment income -- net .................................................................. $   111,115   $ 3,223,085
             Realized gain -- net ......................................................................  15,404,378     3,978,060
             Change in unrealized appreciation/depreciation -- net .....................................  (7,685,052)    5,772,820
                                                                                                         -------------------------
             Net increase in net assets resulting from operations ......................................   7,830,441    12,973,965
                                                                                                         -------------------------

==================================================================================================================================
Dividends & Distributions to Shareholders
----------------------------------------------------------------------------------------------------------------------------------
             Investment income -- net:
                 Institutional .........................................................................    (457,900)   (1,223,262)
                 Investor A ............................................................................    (573,005)     (323,686)
                 Investor B ............................................................................    (464,138)     (424,641)
                 Investor C ............................................................................    (403,911)     (233,824)
                 Class R ...............................................................................    (151,046)      (44,595)
             Realized gain -- net:
                 Institutional .........................................................................    (494,767)   (5,111,324)
                 Investor A ............................................................................    (682,148)   (1,455,871)
                 Investor B ............................................................................    (836,184)   (3,145,740)
                 Investor C ............................................................................    (683,251)   (1,689,548)
                 Class R ...............................................................................    (189,041)     (221,591)
                                                                                                         -------------------------
             Net decrease in net assets resulting from dividends and distributions to shareholders .....  (4,935,391)  (13,874,082)
                                                                                                         -------------------------

==================================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------------
             Net decrease in net assets derived from capital share transactions ........................  (4,776,963)  (10,473,381)
                                                                                                         -------------------------

==================================================================================================================================
Redemption Fee
----------------------------------------------------------------------------------------------------------------------------------
             Redemption fee ............................................................................       1,281        15,349
                                                                                                         -------------------------

==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
             Total decrease in net assets ..............................................................  (1,880,632)  (11,358,149)
             Beginning of period .......................................................................  96,547,115   107,905,264
                                                                                                         -------------------------
             End of period* ............................................................................ $94,666,483   $96,547,115
                                                                                                         =========================
                 * Undistributed investment income -- net .............................................. $    26,334   $ 1,965,219
                                                                                                         =========================

      See Notes to Financial Statements.


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       11

Financial Highlights              BlackRock Global Financial Services Fund, Inc.

                                                                                       Institutional
                                                        -------------------------------------------------------------------------
                                                         For the Six
                                                         Months Ended
The following per share data and ratios                   March 31,                  For the Year Ended September 30,
have been derived from information provided                 2007       ----------------------------------------------------------
in the financial statements.                             (Unaudited)    2006         2005         2004         2003        2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
             Net asset value, beginning of period .....   $ 15.93      $ 15.53      $ 14.12      $ 12.76      $  9.45     $ 10.89
                                                          -----------------------------------------------------------------------
             Investment income -- net** ...............       .07          .50          .44          .20          .09         .05
             Realized and unrealized gain (loss) -- net      1.33++       1.89++       3.17++       2.78++       3.53       (1.07)
                                                          -----------------------------------------------------------------------
             Total from investment operations .........      1.40         2.39         3.61         2.98         3.62       (1.02)
             Less dividends and distributions:            -----------------------------------------------------------------------
                 Investment income -- net .............      (.46)        (.38)        (.18)          --           --          --
                 Realized gain -- net .................      (.50)       (1.61)       (2.02)       (1.62)        (.31)       (.42)
                                                          -----------------------------------------------------------------------
             Total dividends and distributions ........      (.96)       (1.99)       (2.20)       (1.62)        (.31)       (.42)
                                                          -----------------------------------------------------------------------
             Net asset value, end of period ...........   $ 16.37      $ 15.93      $ 15.53      $ 14.12      $ 12.76     $  9.45
                                                          =======================================================================

=================================================================================================================================
Total Investment Return@@
---------------------------------------------------------------------------------------------------------------------------------
             Based on net asset value per share .......      8.68%@      15.48%       27.37%       25.09%       39.10%      (9.85%)
                                                          =======================================================================

=================================================================================================================================
Ratios to Average Net Assets+
---------------------------------------------------------------------------------------------------------------------------------
             Expenses .................................      1.42%*       1.27%        1.32%        1.53%        1.60%       1.51%
                                                          =======================================================================
             Investment income -- net .................       .85%*       3.05%        2.93%        1.46%         .81%        .43%
                                                          =======================================================================

=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
             Net assets, end of period (in thousands) .   $16,374      $17,843      $49,612      $11,034      $11,325     $ 8,641
                                                          =======================================================================
             Portfolio turnover of the Portfolio ......     32.35%       79.29%       80.05%      115.38%      205.93%     144.60%
                                                          =======================================================================

*     Annualized.
**    Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.
@@    Total investment returns exclude the effects of any sales charges.

      See Notes to Financial Statements.


12       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

                                  BlackRock Global Financial Services Fund, Inc.


                                                                                        Investor A
                                                        -------------------------------------------------------------------------
                                                         For the Six
                                                         Months Ended
The following per share data and ratios                   March 31,                 For the Year Ended September 30,
have been derived from information provided                 2007       ----------------------------------------------------------
in the financial statements.                             (Unaudited)    2006         2005         2004         2003        2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
             Net asset value, beginning of period .....   $ 15.82      $ 15.45      $ 14.06      $ 12.71      $  9.43     $ 10.87
                                                          -----------------------------------------------------------------------
             Investment income -- net*** ..............       .05          .44          .27          .17          .06         .02
             Realized and unrealized gain (loss) -- net      1.32++       1.90++       3.29++       2.76++       3.53       (1.07)
                                                          -----------------------------------------------------------------------
             Total from investment operations .........      1.37         2.34         3.56         2.93         3.59       (1.05)
                                                          -----------------------------------------------------------------------
             Less dividends and distributions:
                 Investment income -- net .............      (.42)        (.36)        (.15)          --           --          --
                 Realized gain -- net .................      (.50)       (1.61)       (2.02)       (1.58)        (.31)       (.39)
                                                          -----------------------------------------------------------------------
             Total dividends and distributions ........      (.92)       (1.97)       (2.17)       (1.58)        (.31)       (.39)
                                                          -----------------------------------------------------------------------
             Net asset value, end of period ...........   $ 16.27      $ 15.82      $ 15.45      $ 14.06      $ 12.71     $  9.43
                                                          =======================================================================

=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
             Based on net asset value per share .......      8.53%@      15.17%       27.08%       24.75%       38.83%     (10.15%)
                                                          =======================================================================

=================================================================================================================================
Ratios to Average Net Assets+
---------------------------------------------------------------------------------------------------------------------------------
             Expenses .................................      1.67%*       1.54%        1.62%        1.78%        1.86%       1.76%
                                                          =======================================================================
             Investment income -- net .................       .60%*       2.66%        1.87%        1.21%         .59%        .17%
                                                          =======================================================================

=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
             Net assets, end of period (in thousands) .   $23,793      $24,078      $10,040      $ 8,684      $ 7,800     $ 5,520
                                                          =======================================================================
             Portfolio turnover of the Portfolio ......     32.35%       79.29%       80.05%      115.38%      205.93%     144.60%
                                                          =======================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       13

                                  BlackRock Global Financial Services Fund, Inc.


                                                                                        Investor B
                                                        -------------------------------------------------------------------------
                                                         For the Six
                                                         Months Ended
The following per share data and ratios                   March 31,                 For the Year Ended September 30,
have been derived from information provided                 2007       ----------------------------------------------------------
in the financial statements.                             (Unaudited)    2006         2005         2004         2003        2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
             Net asset value, beginning of period .....   $ 15.52      $ 15.18      $ 13.86      $ 12.51      $  9.36     $ 10.78
                                                          -----------------------------------------------------------------------
             Investment income (loss) -- net*** .......      (.01)         .33          .16          .06         (.03)       (.07)
             Realized and unrealized gain (loss) -- net      1.30++       1.84++       3.23++       2.74++       3.49       (1.06)
                                                          -----------------------------------------------------------------------
             Total from investment operations .........      1.29         2.17         3.39         2.80         3.46       (1.13)
                                                          -----------------------------------------------------------------------
             Less dividends and distributions:
                 Investment income -- net .............      (.28)        (.22)        (.05)          --           --          --
                 Realized gain -- net .................      (.50)       (1.61)       (2.02)       (1.45)        (.31)       (.29)
                                                          -----------------------------------------------------------------------
             Total dividends and distributions ........      (.78)       (1.83)       (2.07)       (1.45)        (.31)       (.29)
                                                          -----------------------------------------------------------------------
             Net asset value, end of period ...........   $ 16.03      $ 15.52      $ 15.18      $ 13.86      $ 12.51     $  9.36
                                                          =======================================================================

=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
             Based on net asset value per share .......      8.18%@      14.23%       26.08%       23.89%       37.71%     (10.83%)
                                                          =======================================================================

=================================================================================================================================
Ratios to Average Net Assets+
---------------------------------------------------------------------------------------------------------------------------------
             Expenses .................................      2.43%*       2.30%        2.39%        2.55%        2.64%       2.53%
                                                          =======================================================================
             Investment income (loss) -- net ..........      (.17%)*      2.08%        1.09%         .46%        (.24%)      (.60%)
                                                          =======================================================================

=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
             Net assets, end of period (in thousands) .   $25,700      $27,397      $31,126      $33,733      $37,202     $36,476
                                                          =======================================================================
             Portfolio turnover of the Portfolio ......     32.35%       79.29%       80.05%      115.38%      205.93%     144.60%
                                                          =======================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


14       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

                                  BlackRock Global Financial Services Fund, Inc.


                                                                                       Investor C
                                                        -------------------------------------------------------------------------
                                                         For the Six
                                                         Months Ended
The following per share data and ratios                   March 31,                  For the Year Ended September 30,
have been derived from information provided                 2007       ----------------------------------------------------------
in the financial statements.                             (Unaudited)    2006         2005         2004         2003        2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
             Net asset value, beginning of period .....   $ 15.44      $ 15.10      $ 13.82      $ 12.51      $  9.36     $ 10.78
                                                          -----------------------------------------------------------------------
             Investment income (loss) -- net*** .......      (.01)         .30          .16          .07         (.02)       (.07)
             Realized and unrealized gain (loss) -- net      1.27++       1.87++       3.21++       2.72++       3.48       (1.06)
                                                          -----------------------------------------------------------------------
             Total from investment operations .........      1.26         2.17         3.37         2.79         3.46       (1.13)
                                                          -----------------------------------------------------------------------
             Less dividends and distributions:
                 Investment income -- net .............      (.29)        (.22)        (.07)          --           --          --
                 Realized gain -- net .................      (.50)       (1.61)       (2.02)       (1.48)        (.31)       (.29)
                                                          -----------------------------------------------------------------------
             Total dividends and distributions ........      (.79)       (1.83)       (2.09)       (1.48)        (.31)       (.29)
                                                          -----------------------------------------------------------------------
             Net asset value, end of period ...........   $ 15.91      $ 15.44      $ 15.10      $ 13.82      $ 12.51     $  9.36
                                                          =======================================================================

=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
             Based on net asset value per share .......      8.07%@      14.35%       26.02%       23.83%       37.71%     (10.84%)
                                                          =======================================================================

=================================================================================================================================
Ratios to Average Net Assets+
---------------------------------------------------------------------------------------------------------------------------------
             Expenses .................................      2.44%*       2.31%        2.40%        2.56%        2.64%       2.55%
                                                          =======================================================================
             Investment income (loss) -- net ..........      (.17%)*      1.91%        1.10%         .48%        (.22%)      (.61%)
                                                          =======================================================================

=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
             Net assets, end of period (in thousands) .   $21,777      $21,915      $15,087      $16,714      $13,762     $ 9,666
                                                          =======================================================================
             Portfolio turnover of the Portfolio ......     32.35%       79.29%       80.05%      115.38%      205.93%     144.60%
                                                          =======================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       15

Financial Highlights (concluded)
                                  BlackRock Global Financial Services Fund, Inc.


                                                                                         Class R
                                                        -------------------------------------------------------------------------
                                                         For the Six                                                   For the
                                                         Months Ended               For the Year Ended                 Period
The following per share data and ratios                   March 31,                    September 30,               Jan. 3, 2003@@
have been derived from information provided                 2007         ---------------------------------------    to Sept. 30,
in the financial statements.                             (Unaudited)       2006            2005           2004          2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
             Net asset value, beginning of period ...   $   15.54      $   15.21      $   13.91      $   12.62      $   10.16
                                                        -------------------------------------------------------------------------
             Investment income -- net** .............         .03            .36            .29            .14            .04
             Realized and unrealized gain -- net ....        1.29++         1.90++         3.18++         2.74++         2.42
                                                        -------------------------------------------------------------------------
             Total from investment operations .......        1.32           2.26           3.47           2.88           2.46
                                                        -------------------------------------------------------------------------
             Less dividends and distributions:
                 Investment income -- net ...........        (.40)          (.32)          (.15)            --             --
                 Realized gain -- net ...............        (.50)         (1.61)         (2.02)         (1.59)            --
                                                        -------------------------------------------------------------------------
             Total dividends and distributions ......        (.90)         (1.93)         (2.17)         (1.59)            --
                                                        -------------------------------------------------------------------------
             Net asset value, end of period .........   $   15.96      $   15.54      $   15.21      $   13.91      $   12.62
                                                        =========================================================================

=================================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------------
             Based on net asset value per share .....        8.36%@        14.90%         26.74%         24.51%       24.21%@
                                                        =========================================================================

=================================================================================================================================
Ratios to Average Net Assets+
---------------------------------------------------------------------------------------------------------------------------------
             Expenses ...............................        1.93%*         1.80%          1.83%          2.11%          2.17%*
                                                        =========================================================================
             Investment income -- net ...............         .37%*         2.22%          2.02%           .99%           .45%*
                                                        =========================================================================

=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
             Net assets, end of period (in thousands)   $   7,023      $   5,314      $   2,040      $     555      $      49
                                                        =========================================================================
             Portfolio turnover of the Portfolio ....       32.35%         79.29%         80.05%        115.38%        205.93%
                                                        =========================================================================

*     Annualized.
**    Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
++    Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


16       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

Notes to Financial Statements (Unaudited)
                                  BlackRock Global Financial Services Fund, Inc.

1. Significant Accounting Policies:

BlackRock Global Financial Services Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Global Financial Services Portfolio (the "Portfolio") of Global Financial Services Master Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at March 31, 2007 was 100%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       17

                                  BlackRock Global Financial Services Fund, Inc.

November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Transactions with Affiliates:

The Investment Advisory Agreement between the Trust, on behalf of the Fund, and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Trust's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Fund has entered into an Administration Agreement with the Manager. The Fund pays a monthly fee at an annual rate of .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, FAM acted as the Fund's administrator and was compensated at the same fee rate.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI"), collectively, the "Distributor." FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                                    Distribution
                                                    Service Fee         Fee
--------------------------------------------------------------------------------
Investor A .......................................     .25%             --
Investor B .......................................     .25%            .75%
Investor C .......................................     .25%            .75%
Class R ..........................................     .25%            .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each Distributor, provides shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder services and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2007, FAMD and BDI earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:

--------------------------------------------------------------------------------
                                            FAMD            MLPF&S           BDI
--------------------------------------------------------------------------------
Investor A ..........................      $1,140          $11,692          $504
--------------------------------------------------------------------------------

For the six months ended March 31, 2007, MLPF&S received contingent deferred sales charges of $4,319 and $2,668 relating to transactions in Investor B and Investor C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $2,182 relating to transactions subject to front-end sales charge waivers in Class A.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended March 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


18       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

                                  BlackRock Global Financial Services Fund, Inc.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                        Fees
--------------------------------------------------------------------------------
Institutional ..................................................        $237
Investor A .....................................................        $642
Investor B .....................................................        $460
Investor C .....................................................        $450
Class R ........................................................        $ 31
--------------------------------------------------------------------------------

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $4,776,963 and $10,473,381 for the six months ended March 31, 2007 and for the year ended September 30, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six                                       Dollar
Months Ended March 31, 2007                            Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          141,597       $ 2,349,026
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ........................           50,016           828,755
                                                  -----------------------------
Total issued ...............................          191,613         3,177,781
Shares redeemed ............................         (311,336)       (5,153,105)
                                                  -----------------------------
Net decrease ...............................         (119,723)      $(1,975,324)
                                                  =============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended September 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................           811,951       $ 13,597,704
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            89,283          1,413,354
                                                  -----------------------------
Total issued .............................           901,234         15,011,058
Shares redeemed ..........................        (2,974,979)       (45,917,547)
                                                  -----------------------------
Net decrease .............................        (2,073,745)      $(30,906,489)
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                   Dollar
Ended March 31, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          327,896       $ 5,392,930
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ........................           70,448         1,161,692
                                                  -----------------------------
Total issued ...............................          398,344         6,554,622
Shares redeemed ............................         (457,967)       (7,524,148)
                                                  -----------------------------
Net decrease ...............................          (59,623)      $  (969,526)
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended September 30, 2006                               Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,208,511       $ 19,950,103
Automatic conversion of shares ...........            76,691          1,265,767
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           104,496          1,645,815
                                                  -----------------------------
Total issued .............................         1,389,698         22,861,685
Shares redeemed ..........................          (517,621)        (8,241,866)
                                                  -----------------------------
Net increase .............................           872,077       $ 14,619,819
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended March 31, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................           80,826       $ 1,309,706
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ........................           68,311         1,111,411
                                                  -----------------------------
Total issued ...............................          149,137         2,421,117
Shares redeemed ............................         (310,270)       (5,019,380)
                                                  -----------------------------
Net decrease ...............................         (161,133)      $(2,598,263)
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended September 30, 2006                               Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..............................           270,523       $  4,392,282
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           197,570          3,072,220
                                                  -----------------------------
Total issued .............................           468,093          7,464,502
                                                  -----------------------------
Automatic conversion of shares ...........           (77,928)        (1,265,767)
Shares redeemed ..........................          (676,273)       (10,785,532)
                                                  -----------------------------
Total redeemed ...........................          (754,201)       (12,051,299)
                                                  -----------------------------
Net decrease .............................          (286,108)      $ (4,586,797)
                                                  =============================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                   Dollar
Ended March 31, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          219,588       $ 3,543,734
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ........................           60,727           981,357
                                                  -----------------------------
Total issued ...............................          280,315         4,525,091
Shares redeemed ............................         (331,607)       (5,347,694)
                                                  -----------------------------
Net decrease ...............................          (51,292)      $  (822,603)
                                                  =============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended September 30, 2006                               Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..............................           731,517       $ 11,953,322
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           112,742          1,742,999
                                                  -----------------------------
Total issued .............................           844,259         13,696,321
Shares redeemed ..........................          (423,568)        (6,645,669)
                                                  -----------------------------
Net increase .............................           420,691       $  7,050,652
                                                  =============================


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       19

Notes to Financial Statements (concluded)
                                  BlackRock Global Financial Services Fund, Inc.

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended March 31, 2007                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          194,751       $ 3,146,649
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ........................           21,019           340,088
                                                  -----------------------------
Total issued ...............................          215,770         3,486,737
Shares redeemed ............................         (117,836)       (1,897,984)
                                                  -----------------------------
Net increase ...............................           97,934       $ 1,588,753
                                                  =============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended September 30, 2006                               Shares          Amount
-------------------------------------------------------------------------------
Shares sold ................................          333,121       $ 5,348,447
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ........................           17,173           266,186
                                                  -----------------------------
Total issued ...............................          350,294         5,614,633
Shares redeemed ............................         (142,390)       (2,265,199)
                                                  -----------------------------
Net increase ...............................          207,904       $ 3,349,434
                                                  =============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


20       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

Portfolio Information                        Global Financial Services Portfolio

As of March 31, 2007
                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc. ......................................................   4.9%
Bank of America Corp. ................................................   4.9
American International Group, Inc. ...................................   4.6
JPMorgan Chase & Co. .................................................   4.4
Goldman Sachs Group, Inc. ............................................   4.1
Wachovia .............................................................   3.4
Hartford Financial Services Group, Inc. ..............................   2.8
ACE Ltd. .............................................................   2.7
UBS AG ...............................................................   2.2
Shinhan Financial Group Co. Ltd. .....................................   2.0
--------------------------------------------------------------------------------

Industries Represented in                                             Percent of
the Portfolio                                                        Net Assets*
--------------------------------------------------------------------------------
Commercial Banks ....................................................   25.9%
Insurance ...........................................................   22.3
Diversified Financial Services ......................................   16.6
Capital Markets .....................................................   13.0
Real Estate Management & Development ................................    7.4
Consumer Finance ....................................................    4.8
Thrifts & Mortgage Finance ..........................................    4.7
Household Durables ..................................................    1.0
Real Estate Investment Trusts (REITS) ...............................    0.5
Other** .............................................................    6.3
--------------------------------------------------------------------------------

*     Total may not equal 100%.
**    Includes portfolio holdings in short-term investments and options.

      For Portfolio compliance purposes, the Portfolio's industry classifica tions refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Geographic Allocation                                                 Percent of
by Country                                                     Total Investments
--------------------------------------------------------------------------------
United States .......................................................   41.1%
South Korea .........................................................   10.5
United Kingdom ......................................................    8.0
Japan ...............................................................    7.7
Hong Kong ...........................................................    3.5
France ..............................................................    3.3
Switzerland .........................................................    2.8
Cayman Islands ......................................................    2.6
China ...............................................................    2.4
Spain ...............................................................    1.9
Bermuda .............................................................    1.4
Netherlands .........................................................    1.2
Denmark .............................................................    1.1
Ireland .............................................................    1.1
Indonesia ...........................................................    1.0
Belgium .............................................................    0.9
Germany .............................................................    0.7
India ...............................................................    0.7
Turkey ..............................................................    0.6
Austria .............................................................    0.4
Singapore ...........................................................    0.4
Egypt ...............................................................    0.3
Malaysia ............................................................    0.2
Other* ..............................................................    6.2
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments and options.


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       21

Schedule of Investments as of March 31, 2007 (Unaudited)
                           Global Financial Services Portfolio (in U.S. dollars)

                                                          Shares
            Industry       Common Stocks                    Held         Value
================================================================================
    Europe
--------------------------------------------------------------------------------
Austria -- 0.4%
            Commercial Banks -- 0.4%
            Erste Bank der Oesterreichischen
              Sparkassen AG                                5,200      $  404,975
            --------------------------------------------------------------------
            Total Common Stocks in Austria                               404,975
================================================================================
Belgium -- 0.9%
            Commercial Banks -- 0.2%
            KBC Bancassurance Holding                      1,800         223,885
            --------------------------------------------------------------------
            Diversified Financial
            Services -- 0.7%
            Fortis                                        13,600         621,146
            --------------------------------------------------------------------
            Total Common Stocks in Belgium                               845,031
================================================================================
Denmark -- 1.1%
            Commercial Banks -- 1.1%
            Danske Bank A/S                               23,100       1,074,708
            --------------------------------------------------------------------
            Total Common Stocks in Denmark                             1,074,708
================================================================================
France -- 3.4%
            Commercial Banks -- 1.5%
            BNP Paribas SA                                13,500       1,410,071
            --------------------------------------------------------------------
            Insurance -- 1.9%
            AXA                                           41,900       1,776,548
            --------------------------------------------------------------------
            Total Common Stocks in France                              3,186,619
================================================================================
Germany -- 0.8%
            Insurance -- 0.8%
            Hannover Rueckversicherungs AG
              Registered Shares                           16,300         726,172
            --------------------------------------------------------------------
            Total Common Stocks in Germany                               726,172
================================================================================
Ireland -- 1.1%
            Commercial Banks -- 1.1%
            Allied Irish Banks Plc                        35,500       1,051,283
            --------------------------------------------------------------------
            Total Common Stocks in Ireland                             1,051,283
================================================================================
Netherlands -- 1.2%
            Diversified Financial
            Services -- 1.2%
            ING Groep NV CVA                              27,300       1,154,230
            --------------------------------------------------------------------
            Total Common Stocks in the Netherlands                     1,154,230
================================================================================
Spain -- 1.9%
            Commercial Banks -- 1.9%
            Banco Santander Central Hispano SA           102,700       1,832,875
            --------------------------------------------------------------------
            Total Common Stocks in Spain                               1,832,875
================================================================================
Switzerland -- 2.9%
            Capital Markets -- 2.9%
            Julius Baer Holding AG                         4,600         627,643
            UBS AG                                        35,400       2,103,345
            --------------------------------------------------------------------
            Total Common Stocks in Switzerland                         2,730,988
================================================================================
Turkey -- 0.6%
            Commercial Banks -- 0.6%
            Akbank T.A.S                                  81,987         547,761
            --------------------------------------------------------------------
            Total Common Stocks in Turkey                                547,761
================================================================================
United Kingdom -- 8.2%
            Commercial Banks -- 4.4%
            Barclays Plc                                 118,600       1,682,716
            HSBC Holdings Plc                             86,100       1,507,093
            Lloyds TSB Group Plc                          90,200         993,998
                                                                      ----------
                                                                       4,183,807
            --------------------------------------------------------------------
            Consumer Finance -- 1.4%
            Provident Financial Plc                       84,600       1,338,497
            --------------------------------------------------------------------
            Thrifts & Mortgage Finance -- 2.4%
            Kensington Group Plc                          79,800       1,044,277
            Northern Rock Plc                             51,900       1,169,402
                                                                      ----------
                                                                       2,213,679
            --------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                  7,735,983
            --------------------------------------------------------------------
            Total Common Stocks in Europe -- 22.5%                    21,290,625
================================================================================

================================================================================
    Middle East
--------------------------------------------------------------------------------
Egypt -- 0.3%
            Commercial Banks -- 0.3%
            Commercial International Bank                  31,800        310,115
            --------------------------------------------------------------------
            Total Common Stocks in the Middle East -- 0.3%               310,115
================================================================================

================================================================================
    North America
--------------------------------------------------------------------------------
Bermuda -- 1.4%
            Insurance -- 1.4%
            Everest Re Group Ltd.                           2,600        250,042
            RenaissanceRe Holdings Ltd.                    21,300      1,067,982
            --------------------------------------------------------------------
            Total Common Stocks in Bermuda                             1,318,024
================================================================================
Cayman Islands -- 2.7%
            Insurance -- 2.7%
            ACE Ltd.                                       44,500      2,539,170
            --------------------------------------------------------------------
            Total Common Stocks in the Cayman Islands                  2,539,170
================================================================================
United States -- 42.1%
            Capital Markets -- 8.0%
            Affiliated Managers Group (a)                  13,700      1,484,395
            Franklin Resources, Inc.                        5,700        688,731
            The Goldman Sachs Group, Inc.                  18,800      3,884,644
            Lehman Brothers Holdings, Inc.                 21,600      1,513,512
                                                                      ----------
                                                                       7,571,282
            --------------------------------------------------------------------
            Commercial Banks -- 3.4%
            Wachovia Corp.                                 58,756      3,234,518
            --------------------------------------------------------------------
            Consumer Finance -- 3.4%
            American Express Co.                           24,365      1,374,186
            Capital One Financial Corp. (b)                24,600      1,856,316
                                                                      ----------
                                                                       3,230,502
            --------------------------------------------------------------------


22       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

                          Global Financial Services Portfolio  (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held           Value
================================================================================
    North America (concluded)
--------------------------------------------------------------------------------
United States (concluded)
            Diversified Financial
            Services -- 14.2%
            Bank of America Corp.                        90,868      $ 4,636,085
            Citigroup, Inc.                              90,319        4,636,977
            JPMorgan Chase & Co.                         85,875        4,154,633
                                                                     -----------
                                                                      13,427,695
            --------------------------------------------------------------------
            Insurance -- 10.3%
            The Allstate Corp.                           16,133          968,948
            American International Group, Inc.           64,332        4,324,397
            Hartford Financial Services Group, Inc.      27,912        2,667,733
            Prudential Financial, Inc.                   19,424        1,753,210
                                                                     -----------
                                                                       9,714,288
            --------------------------------------------------------------------
            Real Estate Investment Trusts
            (REITs) -- 0.5%
            American Home Mortgage
              Investment Corp. (b)                       19,200          518,208
            --------------------------------------------------------------------
            Thrifts & Mortgage Finance -- 2.3%
            Countrywide Financial Corp.                  24,400          820,816
            Fannie Mae                                   25,600        1,397,248
                                                                     -----------
                                                                       2,218,064
            --------------------------------------------------------------------
            Total Common Stocks in the United States                  39,914,557
            --------------------------------------------------------------------
            Total Common Stocks in North America -- 46.2%             43,771,751
================================================================================

================================================================================
    Pacific Basin/Asia
--------------------------------------------------------------------------------
China -- 2.5%
            Commercial Banks -- 0.4%
            China Merchants Bank Co. Ltd. (a)           178,600          360,240
            --------------------------------------------------------------------
            Real Estate Management &
            Development -- 2.1%
            Beijing Capital Land Ltd.                 1,504,300          633,410
            Guangzhou R&F Properties Co. Ltd.           621,000        1,382,914
                                                                     -----------
                                                                       2,016,324
            --------------------------------------------------------------------
            Total Common Stocks in China                               2,376,564
================================================================================
Hong Kong -- 3.6%
            Commercial Banks -- 0.2%
            Industrial & Commercial Bank
              of China (a)                              270,000          151,353
            --------------------------------------------------------------------
            Real Estate Management &
            Development -- 3.4%
            China Resources Land Ltd.                 1,466,000        1,767,418
            Hopson Development Holdings Ltd.            598,300        1,502,354
                                                                     -----------
                                                                       3,269,772
            --------------------------------------------------------------------
            Total Common Stocks in Hong Kong                           3,421,125
================================================================================
India -- 0.8%
            Commercial Banks -- 0.5%
            ICICI Bank Ltd.                               21,000         412,294
            --------------------------------------------------------------------
            Diversified Financial
            Services -- 0.3%
            Infrastructure Development Finance
              Co. Ltd.                                   162,900         313,694
            --------------------------------------------------------------------
            Total Common Stocks in India                                 725,988
================================================================================
Indonesia -- 1.0%
            Commercial Banks -- 1.0%
            Bank Central Asia Tbk PT                     746,900         417,445
            Bank Mandiri Persero Tbk PT                1,874,300         513,507
            --------------------------------------------------------------------
            Total Common Stocks in Indonesia                             930,952
================================================================================
Japan -- 8.0%
            Capital Markets -- 2.1%
            Daiichi Commodities Co. Ltd.                  57,000         340,046
            Nomura Holdings, Inc.                         31,800         662,500
            Takagi Securities Co. Ltd.                    85,000         379,413
            Toyo Securities Co., Ltd. (a)                125,800         579,679
                                                                     -----------
                                                                       1,961,638
            --------------------------------------------------------------------
            Commercial Banks -- 3.0%
            Mitsubishi UFJ Financial Group, Inc.             105       1,185,081
            Sumitomo Mitsui Financial Group, Inc.            180       1,634,420
                                                                     -----------
                                                                       2,819,501
            --------------------------------------------------------------------
            Household Durables -- 1.0%
            The Japan General Estate Co. Ltd.             36,400         935,947
            --------------------------------------------------------------------
            Real Estate Management &
            Development -- 1.9%
            Sumitomo Real Estate Sales                    18,500       1,433,342
            Sunwood Corp.                                    100         365,750
                                                                     -----------
                                                                       1,799,092
            --------------------------------------------------------------------
            Total Common Stocks in Japan                               7,516,178
================================================================================
Malaysia -- 0.2%
            Diversified Financial
            Services -- 0.2%
            AMMB Holdings BHD                            179,500         195,205
            --------------------------------------------------------------------
            Total Common Stocks in Malaysia                              195,205
================================================================================


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       23

Schedule of Investments (concluded)
                          Global Financial Services Portfolio  (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held           Value
================================================================================
    Pacific Basin/Asia (concluded)
--------------------------------------------------------------------------------
Singapore -- 0.4%
            Commercial Banks -- 0.4%
            United Overseas Bank Ltd.                     29,200      $  404,180
            --------------------------------------------------------------------
            Total Common Stocks in Singapore                             404,180
================================================================================
South Korea -- 10.7%
            Commercial Banks -- 5.5%
            Daegu Bank                                    86,600       1,574,043
            Kookmin Bank                                  19,500       1,749,362
            Shinhan Financial Group Co. Ltd.              32,400       1,859,694
                                                                      ----------
                                                                       5,183,099
            --------------------------------------------------------------------
            Insurance -- 5.2%
            Dongbu Insurance Co., Ltd.                    57,800       1,640,370
            Korean Reinsurance Co.                       130,321       1,710,740
            Meritz Fire & Marine Insurance Co. Ltd.      201,900       1,630,995
                                                                      ----------
                                                                       4,982,105
            --------------------------------------------------------------------
            Total Common Stocks in South Korea                        10,165,204
            --------------------------------------------------------------------
            Total Common Stocks in the
            Pacific Basin/Asia -- 27.2%                               25,735,396
            --------------------------------------------------------------------
            Total Common Stocks
            (Cost -- $72,453,665) -- 96.2%                            91,107,887

                                                      Beneficial
            Short-Term Securities                       Interest         Value
================================================================================
            BlackRock Liquidity Series, LLC
              Cash Sweep Series, 5.26% (c)(d)         $2,664,258      $2,664,258
            BlackRock Liquidity Series, LLC
              Money Market Series,
              5.33% (c)(d)(e)                          2,084,800       2,084,800
            --------------------------------------------------------------------
            Total Short-Term Securities
            (Cost -- $4,749,058) -- 5.0%                               4,749,058
================================================================================

================================================================================
                                                      Number of
            Call Options Purchased                    Contracts
===============================================================================
United States -- 1.3%
            The Bear Stearns Cos., Inc., expiring
              January 2008 at USD 100                       235       1,285,450
            -------------------------------------------------------------------
            Total Options Purchased
            (Premiums Paid -- $859,969) -- 1.3%                       1,285,450
===============================================================================
            Total Investments
            (Cost -- $78,062,692*) -- 102.5%                         97,142,395
            Liabilities in Excess of Other Assets -- (2.5%)          (2,405,654)
                                                                    -----------
                Net Assets -- 100.0%                                $94,736,741
                                                                    ===========

(d)   Represents the current yield as of March 31, 2007.
(e)   Security was purchased with cash proceeds from securities loans.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Currency Abbreviation:
USD   U.S. Dollar


24       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

Statement of Assets and Liabilities          Global Financial Services Portfolio

As of March 31, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Investments in unaffiliated securities, at value (including securities loaned of $2,024,709)
               (identified cost -- $72,453,665) ............................................                          $  91,107,887
             Investments in affiliated securities, at value (identified cost -- $4,749,058)                               4,749,058
             Options purchased, at value (premiums paid -- $859,969) .......................                              1,285,450
             Foreign cash (cost -- $4,678) .................................................                                  4,664
             Receivables:
                 Dividends .................................................................      $     366,334
                 Contributions .............................................................             86,201
                 Securities lending ........................................................                 66             452,601
                                                                                                  -------------
             Prepaid expenses ..............................................................                                  4,831
                                                                                                                      -------------
             Total assets ..................................................................                             97,604,491

===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
             Collateral on securities loaned, at value .....................................                              2,084,800
             Payables:
                 Withdrawals ...............................................................            496,628
                 Securities purchased ......................................................            191,620
                 Investment adviser ........................................................             30,973
                 Other affiliates ..........................................................                936             720,157
                                                                                                  -------------
             Accrued expenses and other liabilities ........................................                                 62,793
                                                                                                                      -------------
             Total liabilities .............................................................                              2,867,750
                                                                                                                      -------------

===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Net assets ....................................................................                          $  94,736,741
                                                                                                                      =============

===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
             Investor's capital ............................................................                          $  75,653,717
             Unrealized appreciation -- net ................................................                             19,083,024
                                                                                                                      -------------
             Net Assets ....................................................................                          $  94,736,741
                                                                                                                      =============

      See Notes to Financial Statements.


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       25

Statement of Operations                      Global Financial Services Portfolio

For the Six Months Ended March 31, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
             Dividends (net of $38,701 foreign withholding tax) ............................                          $   1,002,776
             Interest from affiliates ......................................................                                 90,111
             Securities lending -- net .....................................................                                  7,949
                                                                                                                      -------------
             Total income ..................................................................                              1,100,836
                                                                                                                      -------------

===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
             Investment advisory fees ......................................................      $     194,300
             Custodian fees ................................................................             51,209
             Accounting services ...........................................................             46,719
             Trustees' fees and expenses ...................................................             19,829
             Professional fees .............................................................             15,973
             Pricing fees ..................................................................              2,310
             Printing and shareholder reports ..............................................              1,539
             Other .........................................................................              5,721
                                                                                                  -------------
             Total expenses ................................................................                                337,600
                                                                                                                      -------------
             Investment income -- net ......................................................                                763,236
                                                                                                                      -------------

===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
             Realized gain (loss) on:
               Investments -- net ..........................................................         15,425,141
               Foreign currency transactions -- net ........................................            (20,763)         15,404,378
                                                                                                  -------------
             Change in unrealized appreciation/depreciation on:
               Investments -- net ..........................................................         (7,689,115)
               Foreign currency transactions -- net ........................................              4,063          (7,685,052)
                                                                                                  ---------------------------------
             Total realized and unrealized gain -- net .....................................                              7,719,326
                                                                                                                      -------------
             Net Increase in Net Assets Resulting from Operations ..........................                          $   8,482,562
                                                                                                                      =============

      See Notes to Financial Statements.


26       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

Statements of Changes in Net Assets          Global Financial Services Portfolio

                                                                                                   For the Six
                                                                                                  Months Ended          For the
                                                                                                    March 31,         Year Ended
                                                                                                      2007           September 30,
Increase (Decrease) in Net Assets:                                                                 (Unaudited)           2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
             Investment income -- net ......................................................      $     763,236       $   4,610,582
             Realized gain -- net ..........................................................         15,404,378           3,978,060
             Change in unrealized appreciation/depreciation -- net .........................         (7,685,052)          5,772,820
                                                                                                  ---------------------------------
             Net increase in net assets resulting from operations ..........................          8,482,562          14,361,462
                                                                                                  ---------------------------------

===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------

             Proceeds from contributions ...................................................         15,742,045          55,241,858
             Fair value of withdrawals .....................................................        (26,088,885)        (80,955,336)
                                                                                                  ---------------------------------
             Net decrease in net assets derived from capital transactions ..................        (10,346,840)        (25,713,478)
                                                                                                  ---------------------------------

===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------

             Total decrease in net assets ..................................................         (1,864,278)        (11,352,016)
             Beginning of period ...........................................................         96,601,019         107,953,035
                                                                                                  ---------------------------------
             End of period .................................................................      $  94,736,741       $  96,601,019
                                                                                                  =================================

      See Notes to Financial Statements.


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       27

Financial Highlights                         Global Financial Services Portfolio

                                                         For the Six
                                                         Months Ended
The following per share data and ratios                   March 31,               For the Year Ended September 30,
have been derived from information provided                 2007      -------------------------------------------------------
in the financial statements.                             (Unaudited)   2006         2005        2004        2003        2002
=============================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------
             Total investment return ................      9.04%+      16.07%       28.02%      25.86%      40.92%      (8.61%)
                                                        =====================================================================

=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
             Expenses ...............................       .70%*        .66%         .70%        .78%        .76%        .67%
                                                        =====================================================================
             Investment income -- net ...............      1.57%*       3.62%        3.05%       2.23%       1.64%       1.26%
                                                        =====================================================================

=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
             Net assets, end of period (in thousands)   $94,737      $96,601     $107,953     $70,762     $70,172     $60,342
                                                        =====================================================================
             Portfolio turnover .....................     32.35%       79.29%       80.05%     115.38%     205.93%     144.60%
                                                        =====================================================================

*     Annualized.
+     Aggregate total investment return.

      See Notes to Financial Statements.


28       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

Notes to Financial Statements (Unaudited)    Global Financial Services Portfolio

1. Significant Accounting Policies:

Global Financial Services Portfolio (the "Portfolio") is part of Global Financial Services Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by BlackRock Advisors, LLC (the "Manager"), an indirect wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies, both to increase the return of the Portfolio, and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       29

Notes to Financial Statements (continued)    Global Financial Services Portfolio

into a contract, the Portfolio deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at


30       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

Notes to Financial Statements (continued)    Global Financial Services Portfolio

any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Trust's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .40% of the average daily value of the Portfolio's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Portfolio to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolio has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       31

Notes to Financial Statements (concluded)    Global Financial Services Portfolio

registered money market funds advised by the Manager or its affiliates. For the six months ended March 31, 2007, BIM received $3,301 in securities lending agent fees.

In addition, MLPF&S received $5,665 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended March 31, 2007.

For the six months ended March 31, 2007, the Portfolio reimbursed the Manager $864 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, for the six months ended March 31, 2007 were $28,907,000 and $30,520,564, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2007.


32       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at
      http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       33

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors/Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


34       BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by
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  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Lifecycle Prepared Portfolios+
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Prepared Portfolios+
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio
BlackRock NC Municipal MM Portfolio
BlackRock NJ Municipal MM Portfolio
BlackRock OH Municipal MM Portfolio
BlackRock PA Municipal MM Portfolio
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.       MARCH 31, 2007       35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BlackRock Global Financial Services Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK
                                                                    #MLGFSF-3/07

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: May 21, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: May 21, 2007